SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 5, 2005


                               SERVICE 1st BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         CALIFORNIA                    000-50323               32-0061893
----------------------------         -------------        ---------------------
(State or other jurisdiction         (File Number)          (I.R.S. Employer
      of incorporation)                                   identification number)


           2800 West March Lane, Suite 120, Stockton, California 95219
           -----------------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (209) 956-7800
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

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

Item 3.02.  Unregistered Sales of Equity Securities.
            ----------------------------------------

            Registrant completed sale of 49,273 shares of its common stock for cash in the total amount of $578,957.75 in a private placement to accredited investors on January 5, 2005, in compliance with Commission Rule 505 of Regulation D. The Registrant previously reported on Form 8-K filed with the Commission on December 28, 2004, the initial sale of securities in the private placement that were completed on December 23, 2004. The securities sold are "restricted securities" that may not be sold or transferred until expiration of the applicable holding period.

            The Registrant relied upon information provided by each purchaser including questionnaires and representations and warranties in a stock purchase agreement, to comply with the exemption from registration under Rule 505. The Registrant engaged an independent firm to analyze the price at which the shares of common stock were to be sold and to issue a fairness opinion related thereto. There were no underwriting discounts or commissions as the Registrant did not engage the services of an underwriter or agent and all sales were conducted directly with the purchasers by the Registrant.

            The proceeds of the sales referenced above, less the costs incurred consisting primarily of professional fees and fees for the fairness opinion, will be used to increase the capital ratios of the Registrant and its bank subsidiary, Service 1st Bank, in accordance with the capital plan discussed below and also for general operations purposes.

            As previously disclosed in Registrant's Quarterly Report on Form 10-QSB for the period ended September 30, 2004, filed with the Commission on November 15, 2004, the Registrant committed to raise $3 to $5 million in additional Tier 1 capital by December 31, 2004 to achieve a leverage ratio of 8.5% or higher, in accordance with a capital plan adopted in response to the Company's asset growth and directives by the California Department of Financial Institutions and the FDIC, the state and federal regulators for Registrant's subsidiary, Service 1st Bank.

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

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


January 5, 2005

Service 1st Bancorp


By: /s/ ROBERT BLOCH
    -------------------------------------
    Robert Bloch
    Executive Vice President
    and Chief Financial Officer

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